 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 23, 2023

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 LAKE PARK BLVD.,
RICHARDSON, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972)497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 26, 2023, Lennox International Inc. (the “Company”) filed a Current Report on Form 8-K to announce, among other things, that the Company had appointed Michael Quenzer as the Company’s Chief Financial Officer, effective January 1, 2024.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2023, the Compensation and Human Resources Committee of the Company's Board of Directors (the "Committee") approved Mr. Quenzer’s compensation in connection with his new role as Chief Financial Officer, which includes an annual base salary of $550,000. In addition, Mr. Quenzer:

•will participate in the Company’s short-term incentive program with a target of 75% of base salary;
•will receive an annual perquisite allowance of $30,000;
•will receive, as part of the Company's regular annual grant cycle, long-term incentive awards in the form of: (1) restricted stock units (“RSUs”) with a grant date value of $300,000, vesting on the third anniversary of the date of grant; (2) performance share units (“PSUs”) with a grant date value of $500,000, which will vest on December 31, 2026 based on the applicable PSU performance goals; and (3) stock appreciation rights ("SARs"), with a grant date value of $200,000, vesting in equal annual installments over a three-year term. These long-term incentive awards will be subject to the terms and conditions set forth in the Company’s 2019 Equity and Incentive Compensation Plan and the form of Long-Term Incentive Award Agreement for U.S. Employees – Vice President and Above (attached hereto as Exhibit 10.1);
•entered into the Company's standard form Executive Vice President offer letter, which sets forth the terms of his initial compensation, as described above (attached hereto as Exhibit 10.2);
•entered into the Company's standard form Executive Vice President employment agreement, which sets out the duties and obligations of employment, contains post-employment covenants, including non-competition of employment and non-solicitation of employees and customers for a period of 24 months following termination of employment, and provides for the receipt of severance upon termination in certain circumstances (attached hereto as Exhibit 10.3);
•entered into the Company's standard form indemnification agreement, which sets forth the terms of the Company’s contractual obligation to provide indemnification, advance expenses, and provide insurance (attached hereto as Exhibit 10.4);
•will participate in the Company's defined contribution Supplemental Restoration Retirement Plan and life insurance benefit, as described in the Company's 2023 Proxy Statement; and
•will continue to participate in the Company's Change in Control Severance Plan, as described in the Company's 2023 Proxy Statement.

The foregoing descriptions of the form of Long-Term Incentive Award Agreement for U.S. Employees – Vice President and Above and the form of offer letter, employment, and indemnification agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Long-Term Incentive Award Agreement for U.S. Employees – Vice President and Above
10.2	Form of Offer Letter
10.3	Form of Employment Agreement
10.4	Form of Indemnification Agreement
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LENNOX INTERNATIONAL INC.

Date: December 11, 2023

By:	/s/ Monica M. Brown
Name:	Monica M. Brown
Title:	Assistant Secretary